                                                                   EXHIBIT 10.12

                                                                       EXECUTION
                                                                     COUNTERPART

                                                      EDC LOAN NO. 880-CHIL-7078
                                                         IDB LOAN NO. 1227/0C-CH

================================================================================

              AMENDED AND RESTATED TRANSFER RESTRICTIONS AGREEMENT

                          Dated as of December 22, 1999

                                      among

                                SR TELECOM INC.,

                           SR (BV) HOLDINGS LIMITED,

                              CTR HOLDINGS LIMITED,

                  SERVICIOS RURALES DE TELECOMUNICACIONES S.A.,

                      COMUNICACION Y TELEFONIA RURAL S.A.,

                         EXPORT DEVELOPMENT CORPORATION

                                       and

                         INTER-AMERICAN DEVELOPMENT BANK

================================================================================

         AMENDED AND RESTATED TRANSFER RESTRICTIONS AGREEMENT (this "Agreement"), dated as of December 22, 1999, among SR Telecom Inc., a corporation incorporated under the laws of Canada; SR (BV) Holdings Limited, a limited liability company incorporated under the laws of the British Virgin Islands; CTR Holdings Limited, a limited liability company incorporated under the laws of the British Virgin Islands; Servicios Rurales de Telecomunicaciones S.A., a sociedad anonima incorporated under the laws of Chile and Comunicacion y Telefonia Rural S.A., a sociedad anonima incorporated under the laws of Chile (each an "SRT Party" and collectively the "SRT Parties"), EXPORT DEVELOPMENT CORPORATION, a corporation established by an Act of the Parliament of Canada ("EDC") and INTER-AMERICAN DEVELOPMENT BANK, an international organization established by the Articles of Agreement among its member countries ("IDB", together with EDC, the "Senior Lenders").

                              W I T N E S S E T H :

WHEREAS, SRT owns all of the issued and outstanding shares in the capital stock of SR (BV) Holdings Limited ("SR (BV) Holdings");

WHEREAS, SR (BV) Holdings owns all of the issued and outstanding shares in the capital stock of CTR Holdings Limited ("BVI Holdco");

WHEREAS SR (BV) Holdings and BVI Holdco collectively own all of the issued and outstanding shares in the capital stock of Servicios Rurales de
Telecomunicaciones S.A. ("Chilean Holdco");

WHEREAS Chilean Holdco and BVI Holdco collectively own all of the issued and outstanding shares in the capital stock of Comunicacion y Telefonia Rural S.A. (the "Borrower");

WHEREAS, the Borrower has undertaken to design, construct, install and operate a rural telecommunications network in nine primary zones of Chile (the "Project");

WHEREAS, in order to finance a portion of the Project, the Borrower and EDC are parties to an Amended and Restated Loan Agreement dated as of the date hereof (the "EDC Loan Agreement"), providing, subject to the terms and conditions thereof, for a loan to be made by EDC to the Borrower in an aggregate amount not exceeding $25,000,000;

WHEREAS, in order to finance a portion of the Project, the Borrower and IDB are parties to a Loan Agreement dated as of the date hereof ( the "IDB Loan Agreement," together with the EDC Loan Agreement, the "Senior Loan Agreements"), providing, subject to the terms and conditions thereof, for a loan to be made by IDB to the Borrower in an aggregate amount not exceeding $25,000,000;

WHEREAS, the Borrower and the Senior Lenders are parties to a Common Agreement dated as of the date hereof (the "Common Agreement");

                         TRANSFER RESTRICTIONS AGREEMENT

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                                      - 3 -

NOW, THEREFORE, to induce the Senior Lenders to enter into the Senior Loan Agreements and extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the SRT Parties have, inter alia, entered into this Agreement with the Senior Lenders to undertake certain obligations for the benefit of the Senior Lenders, and accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                     GENERAL

         1.01 Definitions. Each capitalized term used herein (including in the preamble and recitals hereto) and not otherwise defined herein shall have the meaning assigned to that term in Appendix A to the Amended and Restated Direct Agreement dated as of the date hereof (the "Direct Agreement") among the Senior Lenders, the Borrower and SRT.

         1.02 Interpretation. The rules of interpretation set out in the Direct Agreement shall apply mutatis mutandis to this Agreement as if set forth in full in this Section 1.02.

                                   ARTICLE II

                             COVENANTS ON TRANSFERS

         2.01 Transfers of Interests. Except for the grant of security interests in favor of the Senior Lenders under or pursuant to the Security Documents, each SRT Party agrees not to effect or permit and agrees to cause any of its Subsidiaries not to effect or permit, without the prior written consent of the Senior Lenders (such consent not to be unreasonably withheld), any transfer, assignment, pledge, sale or other disposition or encumbrance (whether directly or indirectly, including but not limited to, with respect to an intermediate holding company) of capital stock (or any other option, security or other interest in any of the foregoing that may be converted into such an equity interest) of any Transaction Party owned by it (save and except capital stock of SRT itself), in one or more transactions (collectively, "Transfer"), unless, immediately after giving effect to such Transfer (and any previous Transfers), SRT shall own or hold indirectly at least 80% of the aggregate outstanding capital stock (or any other option, security or other interest in any of the foregoing that may be converted into such an equity interest) of the Borrower.

         2.02 Assumption of Obligations. No Transfer under Section 2.01 shall be effective unless the transferee thereof assumes in writing all of the obligations of the transferor under this Agreement and each other Transaction Document to which such transferor is a party.

         2.03 Notice and Request for Consent. In the event that an SRT Party wishes to effect a Transfer (whether or not the consent of the Senior Lenders is required for such Transfer), the SRT Party proposing to effect such Transfer shall notify each Senior Lender at least 60 days in advance of such proposed Transfer, which notice shall state in reasonable detail the terms and conditions of the proposed Transfer, including the identity of the proposed transferee and, if applicable, of the ultimate beneficial owner thereof, the date upon which the Transfer is proposed

                         TRANSFER RESTRICTIONS AGREEMENT

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                                      - 4 -

to be made, and any other information any Senior Lender may reasonably request. With respect to any Transfer which requires the consent of the Senior Lenders, if the Senior Lenders do not respond to such notice within such 60 days, the Senior Lenders shall be deemed to have rejected such proposed Transfer. If the Senior Lenders consent to such Transfer, the SRT Party proposing to effect such Transfer shall promptly notify each Senior Lender upon the consummation of such Transfer (and assumption of obligations required by Section 2.02 hereof).

         2.04 Involuntary Transfers. Transfers not permitted by or pursuant to this Agreement and which result from any action by any Person, other than an SRT Party or its successors and/or assigns, shall not constitute a breach of the obligations of such SRT Party hereunder unless 90 days have passed from the date of such Transfer and such Transfer has not been reversed. The relevant SRT Party or, as the case may be, its successors and assigns, shall give prompt written notice to each Senior Lender of any such involuntary Transfer.

         2.05 Effect on Security Interests. Notwithstanding the foregoing, no Transfer shall be permitted, made or effective (a) if such Transfer would reasonably be expected to have a material adverse effect upon (i) the security interests created or purported to be created in favor of the Senior Lenders by or pursuant to the Security Documents in any of the collateral described therein held by the Senior Lenders, or (ii) the rights of the Senior Lenders of whatever nature under any existing Transaction Document, (b) if such Transfer has not been approved by the Senior Lenders and the consent of the Senior Lenders was required for such Transfer, (c) unless the Senior Lenders have received from appropriate legal representatives of the relevant SRT Party a certificate or opinion relating to the absence of the material adverse effect referred to in this Section 2.05(a), and (d) unless the proposed transferee first grants a security interest to the Senior Lenders in the capital stock of the relevant SRT Party's affiliate or other equity interest so transferred pursuant to the security documents to be executed to that effect. The granting of the security interests contemplated in this Section 2.05(d) shall be in form and substance acceptable to the Senior Lenders, and shall be accompanied by a legal opinion of counsel to the proposed transferee (in form and substance acceptable to the Senior Lenders) to the effect that such security interests are valid and perfected security interests.

                                   ARTICLE III

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

         3.01 Representations and Warranties of SRT. SRT confirms to the Senior Lenders as of the date hereof each of the representations and warranties made by SRT in Section 4 of the Direct Agreement, which representations and warranties are incorporated herein by reference as if fully set forth in this Agreement.

         3.02 Representations and Warranties of each SRT Party other than SRT. Each SRT Party, other than SRT, represents and warrants to the Senior Lenders that, as of the date hereof:

(a) Organization. It is duly incorporated and validly existing in good standing in its jurisdiction of incorporation and is qualified to do business in all jurisdictions where such qualification is required except where the failure to be so qualified would not reasonably

                         TRANSFER RESTRICTIONS AGREEMENT

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                                      - 5 -

         be expected to have a material adverse effect on its ability to perform its obligations hereunder;

(b) Authority. It has full power and authority to execute and deliver, and to incur and perform its obligations under, this Agreement and each other Transaction Document to which it is a party;

(c) Enforceability. Each Transaction Document to which it is a party has been duly authorized, executed and delivered by it and constitutes its valid and legally binding obligation enforceable against it in accordance with its respective terms, except to the extent specified in the relevant legal opinions to be delivered on the first disbursement of the loans contemplated in the IDB Loan Agreement;

(d) Governmental Approvals. It has received or has the benefit of all authorizations, consents or approvals from governmental authorities which are necessary for it to execute and deliver, and to incur and perform its obligations under, this Agreement and each other Transaction Document to which it is a party, and such authorizations, consents or approvals are in full force and effect;

(e) No Immunity. Neither it nor any of its assets are entitled to any immunity from jurisdiction of any court or from legal process (whether through service, notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise);

(f) No Legal Proceedings. Except as disclosed to the Senior Lenders, there are no actions, suits or proceedings pending or, to the best of its knowledge, threatened against or affecting any of its properties in any court, before or by any governmental department, board, agency, administration or instrumentality or before any arbitrator, and no existing default by it under any applicable order, writ, injunction, decree or other decision of any court, governmental department, board agency, administrator or instrumentality or any arbitrator, in each case (i) which could reasonably be expected to have a material adverse effect on its ability to perform its obligations under this Agreement, or (ii) which could reasonably be expected to render this Agreement unenforceable (except to the extent specified in paragraph (c) above);

(g) No Conflicts. There is no provision of any law, statute, regulation, rule, order, injunction, decree, writ or judgment, no provision of its certificate of incorporation, bylaws or other constituent document and no provision of any mortgage, indenture contract or other agreement to which it is a party or affecting its properties which would prohibit, conflict with or in any way prevent the execution and delivery of, or performance of its obligation under, this Agreement, including, without limitation, Sections 4.04 and 4.05, or each other Transaction Document to which it is a party; and

(h) Subordinated Indebtedness. No Subordinated Indebtedness of the Borrower is held by it.

         3.03 Representations and Warranties of each SRT Party. Each SRT Party represents and warrants to the Senior Lenders, that, as of the date hereof, the chain of ownership described in the first four recitals to this Agreement is true and accurate in all respects and, subject to the security interests purported to be created by or under the Security Documents, it has good

                         TRANSFER RESTRICTIONS AGREEMENT
marketable title to all of the shares of capital stock of its directly-held Subsidiaries which it purports to hold, free of any liens other than the ones permitted under the Common Agreement. The Security Documents create in favor of the Senior Lenders each security interest purported to be created thereunder, and except as noted in the legal opinions to be delivered on the first disbursement of the loans contemplated in the IDB Loan Agreement, each such security interest is valid and legally binding and will constitute, under applicable law, fully perfected first and prior security interests enforceable against the grantor of such security interest, any trustee in any bankruptcy and any attaching creditor or third party.

                                   ARTICLE IV

                                 MISCELLANEOUS

         4.01 Termination. This Agreement shall terminate on the date on which (i) all of the Commitments have been reduced to zero or have expired; and
(ii) all of the Borrower's obligations under the Senior Loan Agreements are indefeasibly paid in full. Upon the termination of this Agreement, the obligations of the parties hereto shall terminate.

         4.02 Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. If any provisions of this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of such provision shall not in any way be affected or impaired in any other jurisdiction thereby.

         4.03 Notices. Any notice, claim, request, demand, consent designation, direction, instruction, certificate, report or other communication to be given hereunder shall be given in writing in the English language (or accompanied by an accurate English language translation upon which the recipient shall have the right to rely for all purposes) and will be deemed duly given when (i) personally delivered, (ii) sent by facsimile transmission (but only if, immediately after the transmission, the sender's facsimile machine records in writing the correct answer back) or (iii) ten days have elapsed after mailing by certified or registered mail, postage prepaid, in each case addressed to a party at its address or facsimile transmission number as set forth below or to another address or facsimile number of which that party has given notice. Notice of address or facsimile number change shall be effective only upon receipt.

                  If to ANY SRT PARTY:

                  8150 Trans Canada Highway
                  St. Laurent, Quebec
                  Canada H4S 1M5
                  Attention:  President & CEO
                  Telecopier: 514-335-2035

                         TRANSFER RESTRICTIONS AGREEMENT

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                                      - 7 -

                  If to SENIOR LENDERS:

                  EDC
                  151 O'Connor Street
                  Ottawa, Ontario
                  Canada KlA 1K3
                  Attention:  Loans Operations
                  Telecopier: 613-598-2514

                  and

                  Private Sector Department
                  Inter-American Development Bank
                  1300 New York Avenue, N.W., Washington, D.C. 20577
                  Attention: Loan Administration Unit
                  Telecopier: 202-623-3639

         4.04 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         4.05     Jurisdiction, Service of Process and Venue.

(a) Submission to Jurisdiction. Each SRT Party hereby agrees that any suit, action or proceeding with respect to this Agreement or any judgment entered by any court in respect thereof may be brought by the Senior Lenders in the courts of the Province of Ontario, Canada or in the United States District Court for the Southern District of New York, in the Supreme Court of the State of New York sitting in New York County (including its Appellate Division) or in any other appellate court in the State of New York, as the party commencing such suit, action or proceeding may elect in its sole discretion; and each SRT Party hereby irrevocably submits to the jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. Each SRT Party further submits, for the purpose of any such suit, action, proceeding or judgment brought or rendered against it, to the appropriate courts of the jurisdiction of its domicile.

(b) Service of Process. Each SRT Party, other than SRT and the Borrower, hereby agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in (i) the Province of Ontario may be made upon SRT, presently located at the address noted in Section
         4.03 (the "Canadian Process Agent") or (ii) the State of New York may be made upon CT Corporation, presently located at 111 Eighth Avenue, 13th Floor, New York. New York 10011. USA. (the "US Process Agent" and, together with the Canadian Process Agent, the "Process Agents"), and each SRT Party, other than SRT and the Borrower, hereby confirms and agrees that the Process Agents have been duly and irrevocably appointed as its agent and true and lawful attorney-in-fact in its name, place and stead to accept such service of any and all such writs, process and summonses, and agrees that the failure of the Process Agents to give any notice of any such service of process to such SRT Party shall not impair or affect the validity of such service or of any judgment based thereon. Each SRT Party, other than the Borrower and Chilean Holdco,

                         TRANSFER RESTRICTIONS AGREEMENT
         hereby further irrevocably consents to the service of process in any suit, action or proceeding in said courts by the mailing thereof by the Senior Lenders by registered or certified mail, postage prepaid, at its address set forth beneath its signature hereto.

(c) No Limitation on Service of Process. Nothing herein shall in any way be deemed to limit the ability of the Senior Lenders to serve any such writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over any SRT Party in such other jurisdictions, and in such manner, as may be permitted by applicable law.

(d) Venue and Forum. Each SRT Party, hereby irrevocably waives any objection that it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Transaction Document brought in the courts of the Province of Ontario, Canada or in the Supreme Court of the State of New York, County of New York or in the United States District Court for the Southern District of New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(e) Acceptance by Process Agent. Each SRT Party other than SRT and the Borrower, hereby agrees to cause each Process Agent to execute and deliver to the Senior Lenders a letter from each Process Agent in form and content acceptable to the Senior Lenders, acting reasonably.

         4.06 WAIVER OF JURY TRIAL, (a) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         (b) Each SRT Party hereby acknowledges that IDB shall be entitled under applicable law, including the provisions of the International Organizations Immunities Act, to immunity from a trial by jury in any action, suit or proceeding arising out of or relating to this Agreement, any other Transaction Document or the transactions contemplated hereby or any other agreement to which any SRT Party is a party, brought against IDB in any court of the United States of America. To the maximum extent not prohibited by law, each of the SRT Parties, EDC and IDB hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding relating to this Agreement or any Transaction Document to which such person is a party and for any counterclaim therein in any forum in which IDB is not entitled to immunity from a trial by jury. To the extent that any SRT Party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, each SRT Party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement and the other Transaction Documents. Each SRT Party agrees that the waivers set forth above shall have the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States of America and are intended to be irrevocable and not subject to withdrawal for purposes of such Act.

                         TRANSFER RESTRICTIONS AGREEMENT

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                                      - 9 -

         4.07 Amendments. This Agreement may be amended only by an agreement in writing executed by each of the parties hereto.

         4.08 Expenses. The SRT Parties are jointly and severally liable for all out-of-pocket expenses of the Senior Lenders (including the reasonable fees and expenses of counsel for the Senior Lenders) incurred in connection with the enforcement of this Agreement.

         4.09 Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors and permitted assigns hereunder and under Financing Document, any benefit or any legal or equitable right or remedy under this Agreement.

         4.10 Remedies. No remedy herein conferred upon the Senior Lenders is intended to be exclusive of any other remedy and each and every such other remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

         4.11 Effectiveness. This Agreement shall come into full force and effect, and amend and restate, the Transfer Restrictions Agreement dated as of April 13, 1999 among the SRT Parties and EDC as of the date on which the EDC Loan Agreement becomes effective in accordance with Section 6 thereof.

         4.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

         4.13 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms hereof.

         4.14 Use of English Language. This Agreement has been negotiated and executed in the English language. All certificates, reports, notices and other documents and communications given or delivered pursuant to this Agreement (including, without limitation, any modifications or supplements hereto) shall be in the English language, or accompanied by a certified English translation thereof. Except in the case of laws or official communications of Chile, in the case of any document originally issued in a language other than English, the English language version of any such document shall for purposes of this Agreement, and absent manifest error, control the meaning of the matters set forth therein.

                        TRANSFER RESTRICTIONS AGREEMENT

                  IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, have caused this Agreement to be duly executed and delivered as of the date first above written.

                                    SR TELECOM INC.

                                    By: /s/ W. Ronald Couchman
                                        ----------------------------
                                    Name:  W. Ronald Couchman
                                    Title: Chief Executive Officer

                                    BY: /s/ David L. Adams
                                        ----------------------------
                                    Name:  David L. Adams
                                    Title: Chief Financial Officer

                        TRANSFER RESTRICTIONS AGREEMENT

                                    SR (BV) HOLDINGS LIMITED

                                    By: /s/ W. Ronald Couchman
                                        -----------------------------
                                    Name:  W. Ronald Couchman
                                    Title: Director

                                    By:______________________________
                                    Name:
                                    Title:

                        TRANSFER RESTRICTIONS AGREEMENT

                              CTR HOLDINGS LIMITED

                              By: /s/ W. Ronald Couchman
                                  -----------------------------
                              Name:  W. Ronald Couchman
                              Title: Director

                              By:_____________________________
                              Name:
                              Title:

                         TRANSFER RESTRICTIONS AGREEMENT

                              SERVICIOS RURALES DE
                              TELECOMUNICACIONES S.A.

                              By: /s/ W. Ronald Couchman
                                  ------------------------------
                              Name:  W. Ronald Couchman
                              Title: Director

                              By:________________________________
                              Name:
                              Title:

                        TRANSFER RESTRICTIONS AGREEMENT

                              COMUNICACION Y TELEFONIA RURAL S.A.

                              By: /s/ D'Arcy J. Leddy
                                  -------------------------------
                              Name:  D'Arcy J. Leddy
                              Title: Director

                        TRANSFER RESTRICTIONS AGREEMENT

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                                     - 15 -

                              EXPORT DEVELOPMENT CORPORATION

                              By: /s/ Bruce Dunlop
                                  --------------------------------
                              Name:  Bruce Dunlop
                              Title: Financial Services Manager

                              By: /s/ Brian Craig
                                  --------------------------------
                              Name:  Brian Craig
                              Title: Financial Services Manager

                         TRANSFER RESTRICTIONS AGREEMENT

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                                     - 16 -

                              INTER-AMERICAN DEVELOPMENT BANK

                              By: /s/ Bernardo Frydman
                                  -------------------------------
                              Name:  Bernardo Frydman
                              Title: Deputy Manager, Private Sector Department

                        TRANSFER RESTRICTIONS AGREEMENT